UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 2, 2006

                         American Financial Realty Trust
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               (Exact Name of Registrant as Specified in Charter)

      Maryland                      1-31678                    02-0604479
      --------                      -------                    ----------
   (State or Other              (Commission File             (IRS Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)

          610 Old York Road
           Jenkintown, PA                                              19046
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (215) 887-2280
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

In connection with its release of earnings on May 2, 2006, the Registrant is making available its press release associated with such release of earnings. This press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Non-GAAP Financial Measures

      The Company believes that FFO is helpful to investors as a measure of the Company's performance as an equity REIT because it provides investors with an understanding of the Company's operating performance and profitability. The Company includes gains and losses from property sales in its definition of FFO because it believes that strategic disposition of properties is a significant component of the Company's business model, and that gains and losses from dispositions demonstrate (in part) the Company's execution of its business model. FFO is a non-GAAP financial measure commonly used in the REIT industry, and therefore this measure may be useful in comparing the Company's performance with that of other REITs. However, the Company's definition of FFO differs from the National Association of Real Estate Investment Trusts' definition of FFO (which is also disclosed by the Company) and investors should take definitional differences into account when comparing FFO reported by other REITs (including particularly those REITs that exclude gains and losses from property sales in their definition of FFO). Additionally, FFO and FFO per share should be evaluated along with GAAP net income and net income per share (the most directly comparable GAAP measures) in evaluating the performance of equity REITs.

The Company believes that AFFO is helpful to investors as a measure of its liquidity position, because, along with cash flows from operating activities, this measure provides investors with an understanding of its ability to pay dividends. In addition, because this measure is commonly used in the REIT industry, the Company's use of AFFO may assist investors in comparing the Company's liquidity position with that of other REITs. The Company's definition of AFFO differs from that of other equity REITs and investors should take definitional differences into account when comparing AFFO reported by other REITs (including particularly those REITs that exclude gains and losses from property sales in their definition of AFFO).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       AMERICAN FINANCIAL REALTY TRUST

                       By: /s/ Nicholas S. Schorsch
                           ---------------------------------
                           Nicholas S. Schorsch
                           President and Chief Executive Officer

                       By: /s/ David J. Nettina
                           ---------------------------------
                           David J. Nettina
                           Executive Vice President and Chief Financial Officer

Dated: May 2, 2006


                                       2
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                                  EXHIBIT INDEX

Exhibit Number                           Exhibit Title
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99.1              Press release dated May 2, 2006 of American Financial Realty
                  Trust, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.